UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

MARIZYME, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53223	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Heritage Drive, Suite 205, Jupiter, Florida	33458
(Address of principal executive offices)	(Zip Code)

(561) 935-9955
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Item 3.02. Unregistered Sales of Equity Securities.

Hexin Promissory Note

As previously reported in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, on December 28, 2022, Marizyme, Inc. (the “Company”) issued a Promissory Note to Hexin Global Ltd. (“Hexin”) for the principal amount of $750,000 bearing interest at the annual rate of 20% per annum, due June 28, 2023 (the “Hexin Promissory Note”). Under the Hexin Promissory Note, the Company agreed to issue warrants to purchase the Company’s common stock equal to $1,500,000 with the same terms as any warrants issued in the Company’s next financing round and which will be immediately exercisable. Default in the payment of principal or interest or other material covenant under the note triggers a default penalty equal to 0.666% of $750,000 per month during the period of default, and other lender rights, including the demand of immediate payment of all amounts due including accrued but unpaid interest, and recovery of all costs, fees including attorney’s fees and disbursements, and expenses relating to collection and enforcement of the promissory note.

Private Placement of OID Convertible Notes, Class E Warrants and Class F Warrants

As previously reported in a Current Report on Form 8-K filed on May 18, 2023 (the “Previous Form 8-K”), on May 12, 2023, the Company conducted the initial closing (the “Initial Closing”) of a private placement (the “OID Units Private Placement”) of up to $10,000,000 for an aggregate of up to 100,000,000 units (the “Units”) under a Unit Purchase Agreement (the “Purchase Agreement”), with accredited investors, in which each investor will receive (i) a 15% original issue discount unsecured subordinated convertible promissory note (each, an “OID Convertible Note” and collectively, the “OID Convertible Notes”), convertible into shares of common stock plus additional shares based on accrued interest at $0.10 per share, subject to adjustment, (ii) a warrant for the purchase of 125% of the shares of common stock into which the related OID Convertible Notes may be converted at $0.10 per share, subject to adjustment (the “Class E Warrant”), and (iii) a warrant for the purchase of 125% of the shares of common stock into which the related OID Convertible Note may be converted at $0.20 per share, subject to adjustment (each, a “Class F Warrant,” and each Class F Warrant together with each Class E Warrant collectively, the “Class E and Class F Warrants”). In addition to the rights set forth in the Purchase Agreement, the OID Convertible Notes, and the Class E and Class F Warrants, each investor party to the Purchase Agreement and each holder of one of the OID Convertible Notes or the Class E and Class F Warrants will have rights under a registration rights agreement (the “Registration Rights Agreement”), as described below.

As part of the Initial Closing, on May 12, 2023, Walleye Opportunities Master Fund Ltd. entered into a Purchase Agreement dated as of such date, paid a subscription amount of $1,000,000, and the Company issued 11,764,710 Units consisting of (i) an OID Convertible Note in the principal amount of $1,176,471, convertible into 11,764,710 shares of common stock plus additional shares based on accrued interest at $0.10 per share, subject to adjustment, (ii) a Class E Warrant for the purchase of 14,705,880 shares of common stock (the “Initial Class E Warrant”), and (iii) a Class F Warrant for the purchase of 14,705,880 shares of common stock at $0.20 per share, subject to adjustment (the “Initial Class F Warrant”).

Class E Warrants and Class F Warrants

The Class E and Class F Warrants are generally exercisable for a period from the date that the Company’s articles of incorporation have been amended to increase the number of authorized shares of common stock to a sufficient amount to permit the full conversion of the OID Convertible Notes (the “Capital Amendment Date”) until five years from the date of issuance. The exercise right is subject to a beneficial ownership limitation in which exercise is permitted only if it would not cause the holder to beneficially own more than 4.99% of the Company’s common stock, or more than 9.99% if the holder beneficially owns more than 4.99% of common stock based on ownership of equity securities of the Company other than the OID Convertible Notes or the Class E and Class F Warrants. The Class E and Class F Warrants provide for exercise on a cashless net exercise basis if there is no effective registration statement registering or current prospectus available for the resale of shares of common stock issuable under the Class E and Class F Warrants (a “Registration Default”) after 180 days following the issue date (the “Registration Deadline”). In addition, for each 30 days following the Registration Deadline, or portion of any 30-day period thereafter in which a Registration Default exists, the amount of shares issuable under the Class E and Class F Warrants shall be automatically increased by 5%, prorated for a partial month, not to exceed in the aggregate an additional 25%. In the event the Company sells, grants, issues, or otherwise disposes of common stock or securities with rights to common stock, or announces an intention to do so, at a lower price per share than either of the Class E and Class F Warrants’ exercise price, while such Warrants are outstanding, then the applicable Warrants’ exercise price will be reduced to the greater of such lower price or a floor price as determined by any of NYSE American, The Nasdaq Stock Market LLC, or the New York Stock Exchange, as applicable. The Class E and Class F Warrants have the registration rights set forth in the Registration Rights Agreement. The Class E and Class F Warrants also have customary antidilution provisions in the event of stock splits, certain changes of control or similar transactions, and rights offerings.

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Registration Rights Agreement

Under the Registration Rights Agreement, the Company is required to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock issuable pursuant to conversion of the OID Convertible Notes and exercise of the Class E and Class F Warrants within 60 days of the date of the Initial Closing (i.e., by July 11, 2023) and to cause the registration statement to become effective within 120 days after such filing date. The Company must maintain the effectiveness of the registration statement until the earlier of the first anniversary of its effectiveness date and the date that the shares registered for resale may be resold without volume or manner-of-sale restrictions pursuant to Rule 144 (“Rule 144”) under the Securities Act of 1933, as amended (the “Securities Act”) and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. If the Company fails to file the registration statement by the filing deadline or cause it to become effective by the effectiveness deadline, or the registration statement ceases to be effective or the related prospectus becomes unavailable for resales for more than 10 consecutive calendar days or more than an aggregate of 15 calendar days during any 12-month period, then on the date of such failure and every 30 calendar days after such date until the failure is cured, the Company shall pay to each investor partial liquidated damages equal to 1% of the aggregate purchase price paid by such investor pursuant to the Purchase Agreement, up to a maximum of 10% of the aggregate subscription amount paid by the investor. If the Company fails to pay the partial liquidated damages within seven days of any such failure, the Company will pay interest thereon at a rate of the lesser of 18% per annum or the maximum amount permitted under applicable law to each investor, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. Additional liquidated damages requirements will end when the applicable failure is cured or Rule 144 becomes available for resale of all the shares of common stock otherwise required to be registered for resale under the Registration Rights Agreement. Liquidated damages will not apply to a failure that is due to limits imposed by the SEC’s interpretation of Rule 415 under the Securities Act. In addition, if there is not an effective registration statement covering all shares of common stock subject to the registration rights under the Registration Rights Agreement at any time when required and the Company proposes to file a registration statement to register certain other offerings, not including an underwritten public offering of its securities for its own account or the account of others or certain other types of registration statements, then the Company must provide notice to investor parties and include the shares otherwise required to be registered under the Registration Rights Agreement within 15 days of such notice, unless they are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements). The Registration Rights Agreement contains related procedural and filing requirements and investor notice and review rights as to certain events and filings relating to the registration statement. The Company will be responsible for all fees and expenses relating to compliance with the Registration Rights Agreement, as well as up to $10,000 in reasonable attorney fees for the investors’ review of the registration statement. The Registration Rights Agreement contains mutual indemnification provisions for claims relating to the registration statement.

Pursuant to the Hexin Promissory Note, the Company issued Hexin a Class E Warrant that may be exercised to purchase 7,500,000 shares of common stock for $0.10 per share, and a Class F Warrant that may be exercised to purchase 3,750,000 shares of common stock for $0.20 per share (collectively, the “Hexin Warrants”). The Hexin Warrants will be exercisable in accordance with the exercise terms and conditions of the other Class E and Class F Warrants described above, which the Company determined controlled in order to fulfill its obligations under the Hexin Promissory Note. For a description of the other rights, terms and provisions applicable to the Hexin Warrants, see “Item 3.02. Unregistered Sales of Equity Securities. – Private Placement of OID Convertible Notes, Class E Warrants and Class F Warrants – Class E Warrants and Class F Warrants” and “Item 3.02. Unregistered Sales of Equity Securities. – Private Placement of OID Convertible Notes, Class E Warrants and Class F Warrants – Registration Rights Agreement” of this Current Report on Form 8-K. For a description of other terms, provisions and agreements relating to the Initial Closing, the Purchase Agreement and the OID Units Private Placement, see the Previous Form 8-K.

The issuance of the Hexin Warrants was conducted as a private placement pursuant to and in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation S promulgated thereunder.

The foregoing description of the Hexin Promissory Note and the Hexin Warrants is qualified in its entirety by reference to the full text of such documents which are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K, and which are incorporated by reference herein.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Promissory Note issued by Marizyme, Inc. to Hexin Global Ltd., dated December 28, 2022 (incorporated by reference to Exhibit 4.16 to Form S-1/A filed on February 1, 2023)
4.2	Class E Common Stock Purchase Warrant issued by Marizyme, Inc., dated May 22, 2022
4.3	Class F Common Stock Purchase Warrant issued by Marizyme, Inc., dated May 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Marizyme, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2023	MARIZYME, INC.

	By:	/s/ David Barthel
David Barthel
Chief Executive Officer

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